RELATED PARTY TRANSACTIONS	9 Months Ended
Dec. 31, 2017
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

(19)    RELATED PARTY TRANSACTIONS

(a) Receivable due from shareholder

In May 2015, the Group terminated the VIE agreements with the nominee shareholders. The entire equity interests of ATA Online were transferred from the nominee shareholders to ATA Learning and Zhongxiao Zhixing for a consideration of RMB 10.0 million, equaling to the amount of the registered capital of ATA Online. As a result, ATA Online became a wholly owned subsidiary of the Group. The consideration was paid to the nominee shareholders. Mr. Haichang Xiong, has transferred his consideration of RMB 1.0 million to Mr. Kevin Xiaofeng Ma on March 29, 2016. The Group received RMB 10.0 million in cash from Mr. Kevin Xiaofeng on June 7, 2017.

(b) Sublease of Jianwai SOHO office to Master Mind

ATA Testing subleased Jianwai SOHO office to an equity investee, Master Mind, with a contract term from May 17, 2015 to May 16, 2020. Since June 2017, Master Mind has encountered severe cash flow and going concern issues and stopped making rent payment to the Company. The Company recognized a total sublease income of RMB 650,478 and RMB 207,346 for the year ended March 31, 2017 and nine months ended December 31, 2017, respectively. In February 2018, the sublease agreement was terminated.

(c) Disposal of Equity Interest in ZhiShang to Tianjin Zhishang

On June 27, 2017, ATA Online entered into an agreement to sell a 15% equity interest in Zhishang to Tianjin Zhishang Education Technology Limited Partnership (“Tianjin Zhishang”) for a total cash consideration of RMB 1,253,550. The Executive Partner of Tianjin Zhishang is the CEO and a director of ATA Online.